Day Hagan Smart Sector ETF

NYSE Arca Ticker: SSUS

Day Hagan Smart Sector Fixed Income ETF
NYSE Arca Ticker: SSFI

Day Hagan Smart Sector International ETF

NYSE Arca Ticker: SSXU

Day Hagan Smart Buffer ETF

NYSE Arca Ticker: DHSB

(each, a “Fund” and, collectively, the “Funds”)

October 2, 2025

The information in this Supplement amends certain information contained in the Funds’ current Prospectus, Summary Prospectuses and Statement of Additional Information, each dated September 1, 2025, and should be read in conjunction with such documents.

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Effective October 1, 2025, Ashton Thomas Private Wealth, LLC d.b.a Day Hagan Asset Management (the “Advisor”) is the Funds’ investment adviser. Accordingly, all references to the “Donald L. Hagan LLC d.b.a. Day Hagan Asset Management,” the Fund’s former investment adviser, are hereby changed to “Ashton Thomas Private Wealth, LLC d.b.a Day Hagan Asset Management.”

The Day Hagan portfolio management team affiliated with the former investment adviser have joined the new adviser and will continue to provide portfolio management services to the Funds, so there is no change in the portfolio management team.

The Advisor, an Arizona limited liability company, is principally headquartered at 8605 E Raintree Drive, Suite 280, Scottsdale, AZ 85260. The Advisor was formed in 2010 and, as of October 1, 2025, has approximately $5.75 billion in assets under advisement or management for individuals, registered investment companies, institutions and financial advisors around the country. The Advisor is controlled by Arax Investment Partners, LLC.

You should read this Supplement in conjunction with the Funds’ Prospectus, Summary Prospectus and Statement of Additional Information, each dated September 1, 2025. which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-800-594-7930 or by writing to the Funds at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.